Exhibit 10.1
Minimum Premium Financial Agreement
Amended And Restated Effective January 1, 2005
By And Between
ADMINISTAFF OF TEXAS, INC.
And
UNITED HEALTHCARE INSURANCE COMPANY
Hartford, Connecticut
*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Minimum Premium Financial Agreement
Table of Contents

Section 1:	Definitions

Section 2:	Insurance

Section 3:	Premium

Section 4:	Term and Termination of the Agreement

Section 5:	Changes in Maximum Monthly Employer Benefit Obligation and Premium

Section 6:	Representations of the Parties

Section 7:	Guaranty of Administaff Inc.

Section 8:	Notices

Section 9:	Choice of Law

Section 10:	Entire Agreement, Amendment and Waiver

Exhibit A	Reviews and Establishment of Monthly Payable Rates and Premiums

Exhibit B	Non-MP Policies

Exhibit C	Minimum Premium Financial Agreement Banking Arrangement

Exhibit D	Policies, Rates and Factors

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Minimum Premium Financial Agreement
Amended And Restated Effective January 1, 2005
By And Between
ADMINISTAFF OF TEXAS, INC.
And
UNITED HEALTHCARE INSURANCE COMPANY
Hartford, Connecticut
WHEREAS, the Employer is a “professional employer organization” that establishes employment relationships with the employees of its clients; and
WHEREAS, the Employer has established an employee welfare plan (the “Plan”) for certain employees, former employees and their dependents of the Employer; and
WHEREAS, the Company has issued several group health insurance policies with respect to the Plan; and
WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Financial Agreement effective January 1, 2002 (“Original Agreement”), and on or about December 3, 2004, the Employer and the Company executed an amendment to the Original Agreement generally effective January 1, 2004; and
WHEREAS, the Employer and the Company now wish to further amend and restate the Original Agreement, as amended, in its entirety, effective January 1, 2005;
NOW THEREFORE, in consideration of the mutual promises contained in the Agreement, the Employer and the Company agree as follows:

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     1. Definitions
(a)	“Agreement” means this Minimum Premium Financial Agreement, Amended and Restated Effective as of January 1, 2005, including any attached Exhibits, as amended from time to time.

(b)	“Arrangement Month” means each calendar month during the period that both a Policy and the Agreement are effective.

(c)	“Arrangement Quarter” means each calendar quarter during the period that both a Policy and the Agreement are effective.

(d)	“Check” means the instrument of payment issued by the Company for the payment of Health Benefits pursuant to the Agreement, whether such instrument is a draft, a check, an electronic funds transfer or similar instrument.

(e)	“Claims Account” shall have the meaning assigned to it in section 2(a) of the Agreement.

(f)	“Company” means United HealthCare Insurance Company.

(g)	“Employer” means Administaff of Texas, Inc.

(h)	“Employee” means an employee or former employee of the Employer or of a member of Employer’s controlled group as defined in Section 414(b) and (c) of the Internal Revenue Code of 1986, as amended, which is a participating employer under the Plan who is covered under the Plan, and a “qualified beneficiary” who is covered under the Plan pursuant to Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time (“COBRA”), except that members of a family unit who elect COBRA coverage as a single family unit shall be considered a single “Employee.”

(i)	“Health Benefits” means the benefits that are payable by the Company under the terms of the Policies. For purposes of the Agreement, overpayment and subrogation recoveries (less the percentage of each such recovery that the Company retains or is charged by its vendors for its services in pursuing the recovery) shall be included as a credit to Health Benefits. There shall be no credit to Health Benefits for any *** or other

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payments received by the Company from *** or other third parties in connection with *** under the Plan.

In the second and third Arrangement Months of an Arrangement Quarter, Health Benefits shall also include those Health Benefits Paid during the prior Arrangement Month to the extent that they exceeded the ***.

(j)	“Incurred” when referring to Health Benefits means that the Company has become liable for payment of such Health Benefits under a Policy.

(k)	“Investment Grade” means a debt rating of BBB- or better (in the case of Standard & Poor’s) and Baa3 or better (in the case of Moody’s). If the debt in question is rated by both Standard & Poor’s and Moody’s, such debt shall not be deemed Investment Grade for purposes of the Agreement unless the ratings provided by both rating services qualify as Investment Grade as defined herein.

(l)	“MP Administrative Services Agreement” means the Minimum Premium Administrative Services Agreement between the Employer and the Company, as amended from time to time.

(m)	“Maximum Monthly Employer Benefit Obligation” for an Arrangement Month shall be the amount determined in Exhibit D hereto. The Maximum Monthly Employer Benefit Obligation for an Arrangement Month (other than the first Arrangement Month of an Arrangement Quarter) shall be increased by the amount by which the *** in the prior Arrangement Month exceeded the Health Benefits Paid in that Month.

(n)	“Minimum Premium Arrangement” and “Arrangement” mean the minimum premium payment arrangement with respect to the Policies as described in the Agreement.

(o)	“MP Premium” has the meaning assigned to it in section 3(a) of the Agreement.

(p)	“Non-MP Policy” means a policy or group contract issued by the Company (or another member of the Company’s controlled group) providing medical benefits under the Plan which are not covered by the Minimum Premium Arrangement. “Non-MP

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Policies” refer collectively to two or more such policies, group contracts or both. Non-MP Policies are identified in Exhibit B.

(q)	“Paid” when referring to Health Benefits means that a Check for payment of the Health Benefit has been *** .

(r)	“Plan” has the meaning assigned to it in the recitals to the Agreement.

(s)	“Policy” means each of the policies identified in Exhibit D as amended from time to time.

(t)	“Policy Year” means each calendar year or portion thereof during which a Policy is in effect.

(t-1)	“Pooling Charge” has the meaning assigned to it in section 3(c) of the Agreement.

(u)	“Prior Policy” means Group Policy No. GP-608634 issued by Aetna Life Insurance Company to the Employer. Expenses for medical and dental benefits incurred under the Prior Policy are not covered by any of the Policies.

(v)	“Quoted Premium” means the total amount of premium the Employer would have been charged for Health Benefits of each Policy for an Arrangement Month if the provisions of the Agreement were not in effect, as determined by the Company in accordance with the terms of the Agreement. For purposes of calculating the Maximum Monthly Employer Benefit Obligation and the MP Premium during the term of the Agreement, the Quoted Premium for an Arrangement Month shall be deemed to include any adjustments authorized in Exhibit E of the MP Administrative Services Agreement in respect of previous Arrangement Months including any enrollment additions, terminations or changes in coverage not known at the beginning of the Arrangement Month to which such Quoted Premium applies. Any such adjustment shall be based on the Quoted Premium in effect for the Arrangement Month in respect of which an adjustment is made.

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The Quoted Premiums under the Policies shall be periodically reviewed and adjusted in accordance with Exhibit A to the Agreement.

(w)	“Security Deposit” has the meaning assigned in the Security Deposit Agreement.

(x)	“Security Deposit Agreement” is the Security Deposit Agreement between the Company and the Employer, as amended from time to time.
     2. Insurance
The Company’s agreement under the Policies to insure the Employer’s Employees is changed as follows:
(a)	Benefit Payments Paid during Policy Continuance. The Company shall pay from the claims account established as provided in section 2(d) below (the “Claims Account”) those Health Benefits of the Policies that are Paid during the Arrangement Month and that in the aggregate are equal to or less than the Maximum Monthly Employer Benefit Obligation for the Arrangement Month. The Employer shall fund that Claims Account as provided in section 2(d) of the Agreement. For Health Benefits that are Paid prior to termination of the Policies, the Company shall pay from its own funds those Health Benefits that are Paid during an Arrangement Month to the extent that they exceed the Maximum Monthly Employer Benefit Obligation for the Arrangement Month.

(b)	Benefits Paid After Policy Termination. In the event that a Policy is terminated, the Company shall be responsible for paying from its own funds Health Benefits of such Policy that are Incurred but not Paid before such Policy terminates. The Maximum Monthly Employer Benefit Obligation does not apply to such Health Benefits.

(c)	Company’s Obligation. Any Health Benefits of the Policies that are required to be paid from the Claims Account shall be paid by the Company from its own funds if the Health Benefits are not paid by another source, which may include the Employer or another funding vehicle established or maintained by the Employer for that purpose. The Employer agrees to reimburse

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the Company for any Health Benefits paid by the Company pursuant to this obligation.

(d)	Claims Account. The Company and the Employer shall establish and maintain those banking arrangements, including the Claims Account, described in Exhibit C to the Agreement. In addition to its obligations under Exhibit C, the Employer shall fund the Claims Account as necessary to enable the Company to pay in a timely manner from the Claims Account the Health Benefits described in section 2(a).
(i)	If the Employer does not maintain the banking arrangements required in this section or in Exhibit C, including any required balance, the Company will provide notice to the Employer so that it can take corrective action, and the Company may terminate the Agreement in accordance with section 4 of the Agreement.

(ii)	After a reasonable period of time as determined by the Company, the Company shall place stop payment instructions on Checks issued pursuant to the Agreement that are not Paid. The Company shall be responsible for complying with applicable abandoned property laws, if any, with respect to any Checks that are not Paid prior to the termination of the Agreement. Any amount transferred to a state in compliance with such laws shall be treated as Paid on the date that the transfer is made.

(iii)	Upon termination of the Agreement, the Claims Account shall be closed as soon as reasonably practicable after the Company determines that all Health Benefits required to be Paid from the Claims Account have been Paid, and any funds remaining in the Claims Account shall be recovered by the Employer, subject to the Company’s right to offset such funds against amounts owed to it under the Minimum Premium Arrangement.
     3. Premium
The amount of premium to be paid by the Employer to the Company for insurance of the Health Benefits payable under the Policies, as

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modified by the Agreement, is changed to be equal to the sum of (a) the MP Premium, and (b) ***. All of the provisions of each Policy that apply to “premium” for Health Benefits of the Policy apply to the MP Premium and the ***.
(a)	MP Premium. The MP Premium for the Policies for the Arrangement Month shall be the amount determined pursuant to Exhibit D hereto. The MP premium is due on the first day of the Arrangement Month to which it applies. As provided in section 1(v) of the Agreement, the MP Premium may include any adjustments authorized in Exhibit E of the MP Administrative Services Agreement in respect of previous Arrangement Months including any additions, terminations or changes in coverage not known at the beginning of the Arrangement Month to which such MP Premium applies.

(b)	Additional Quarterly Premium. For each Arrangement Quarter, the Employer shall pay an Additional Quarterly Premium to the Company in an amount equal to the ***, before the *** of the Agreement, for the Arrangement Months in such Arrangement Quarter less the Health Benefits Paid by the Company from the Claims Account in such Arrangement Quarter. Such invoice shall be sent by the Company no later than *** months following the close of the Policy Year which includes the Arrangement Quarter to which such invoice relates. An Additional Quarterly Premium shall not be due with respect to any Arrangement Quarter in a Policy Year if a written invoice for such Additional Quarterly Premium is not sent by the Company to the Employer within *** of the close of the Policy Year; provided that the Company shall not have been prevented by the Employer from exercising its right to audit the Employer as provided in section 5(c) of the MP Administrative Services Agreement. The Additional Quarterly Premium shall be paid by the Employer within *** calendar days of the date of the Company’s invoice and *** provided in any Policy shall be applicable to the payment of the Additional Quarterly Premium.

(c)	Pooling Charge. Effective January 1, 2005, Employer may elect, with respect to Arrangement Years 2005, 2006 and/or 2007, a pooling option under which it shall pay a pooling charge to the Company in the amount described in Exhibit D. In the event that Employer elects the pooling option for Arrangement Year 2005, 2006 and/or 2007, the Company will

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apply the pooling adjustment described in Section 7 of Exhibit A to this Agreement with respect to such Arrangement Year. To elect the pooling option for an Arrangement Year, Employer shall notify the Company in writing of its election on or before February 1st of the Arrangement Year to which such option relates, provided, however, that, for the 2005 Arrangement Year, the Company shall provide additional terms and conditions of the pooling option, if any, by April 5, 2005, and the Employer shall have 30 days from receipt of such information to provide written notification to the Company of its acceptance or rejection of the pooling option for 2005. For Arrangement Years after 2007, Company may, in its sole discretion, determine whether or upon what terms to offer the pooling option. Any Pooling Charge paid by the Employer shall not be treated as Policy Revenue.

The Pooling Charge is due on the first day of each Arrangement Month in the Arrangement Year for which an election has been made, provided that (i) the grace period described in section 4.(b)vii. of the Agreement shall apply to the Pooling Charge, and (ii) paragraph 4 of Exhibit E of the MP Administrative Services Agreement shall apply in determining the appropriate number of Employees covered under a Policy or Non-MP Policy for each month.
     4. Term and Termination of the Agreement
(a)	Agreement shall be effective as of January 1, 2005 (“Effective Date”). The Agreement shall be in effect for an initial period of twelve (12) months (“Agreement Period”) and shall continue automatically for successive Agreement Periods of twelve (12) months each unless it is terminated earlier in accordance with this section 4.

(b)	The Agreement may be terminated as follows:
i.	Either party may elect to terminate the Agreement upon the insolvency of the other, or the filing of a petition in bankruptcy by or against the other, the appointment of a receiver for the other or its property, execution of an assignment by the other for the benefit of creditors, or conviction of the other or any principal officer or manager

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of the other for any crime tending to adversely affect the ownership or operation of the business.

ii.	Either party may elect to terminate the Agreement as of the last day of an Arrangement Quarter by giving written notice to the other party at least 180 calendar days prior to the date of termination.

iii.	The Agreement shall automatically terminate upon the date as of which all Policies are terminated.

iv.	Either party may elect to terminate the Agreement due to a material breach of the Agreement (other than non-payment) by the other party, if notice of the breach is provided by the non-breaching party and the breach is not cured within 90 calendar days of such notice. In such event, the termination shall be effective on the date designated by the non-breaching party, which date is no earlier than the date that the non-breaching party provided notice of the breach to the breaching party.

v.	Except as provided in subparagraph vii, the Company may elect to terminate the Agreement effective on or after the first day of an Arrangement Month in which the Employer fails to (A) pay any fee, tax, premium or other amount owed under the Agreement or the MP Administrative Services Agreement, (B) pay any amounts due under the Policies (as modified by the Agreement) or under any Non-MP Policy, (C) fund the Claims Account described in section 2(d) of the Agreement, or (D) deposit any portion of the Security Deposit required by the Security Deposit Agreement.

vi.	The Company may elect to terminate the Agreement as of the date of the Employer’s failure to comply with any duty described in section 6 of the MP Administrative Services Agreement, if the Company provides notice of the failure and the Employer does not cure it within *** calendar days of the notice.

vii.	Any grace period otherwise applicable under a Policy shall not apply to the MP Premium. However, the Company shall not terminate the Agreement for the Employer’s failure to pay the MP Premium on the first day of the

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Arrangement Month if the Employer pays (a) an amount equal to *** of the total MP Premium for the previous Arrangement Month on or before the *** calendar day of the applicable Arrangement Month; and (b) the remaining balance of the MP Premium for the Arrangement Month on or before the *** calendar day of such Arrangement Month.

viii.	The Company may elect to terminate the Agreement upon written notice to the Employer immediately upon the closing of a sale to a single buyer (“Buyer”) of more than 50% of voting equity securities of the Employer or of the ultimate publicly traded corporation of the Employer or a sale of all or substantially all of the assets of the Employer if:
(A)	the Buyer is (I) CIGNA, AETNA, PacificCare, Anthem, Coventry, First Health, HealthNet, Humana, Oxford, Wellpoint, or any other Blue Cross or Blue Shield plan, (II) any affiliate (as defined in clause E below) of or successor of an entity identified in (I), or (III) any other entity that has, at the time of the sale, a competitive position relative to the Company as a health insurer substantially similar to that of any of the entities named in clause (I) above as of the date the Agreement is executed;

(B)	the debt rating on Buyer’s public debt, if any, is below Investment Grade as of the day preceding the closing of the sale;

(C)	the ultimate parent of the Buyer, if any, has not, at the time of the closing of the sale, executed a guaranty of the Employer’s obligations under the Agreement substantially in the same form as section 7 of the Agreement;

(D)	the amount deposited in the Security Deposit as of the date of closing of the sale is less than the amount then required under the Security Deposit Agreement; or

(E)	As used in clause (A) above, an “affiliate” of an entity is an organization or entity which controls, is controlled by or is under common control with the

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entity to which it is an affiliate. “Control” for this purpose refers to the ownership of more than 50% of the voting power of an entity.
ix.	Except as provided in paragraph (B) below, the Employer may terminate this Agreement by giving the Company notice thereof not more than *** business days following receipt from the Company of notice of an *** of more than *** percentage points in the percentage of the *** used to calculate the MP Premium. (For example, if the percentage of the *** used to calculate the MP Premium equals ***, the Company may *** such percentage by *** percentage points to *** without triggering the Employer’s termination right under this clause ix.)
(A)	Any such termination shall be effective on the date set forth in the Employer’s notice to the Company, but in any event not sooner than the date the applicable *** would otherwise be effective.

(B)	The Employer shall not have the right to terminate the Agreement pursuant to this section 4(b)(ix) if the increase in the percentage of the Quoted Premium used to calculate the MP Premium is pursuant to section 4(c) or due to the imposition of any premium tax not included in the Quoted Premium at the time that the imposition was effected.
(c)	The Policies shall terminate upon termination of the Agreement. If one or more of the Policies may not, by its terms, be terminated as of the date that the Agreement would otherwise terminate, the Agreement shall be terminated notwithstanding the inability to terminate a Policy as of the same date, and the terms of the Policy shall remain in force, unmodified by the Agreement, until such Policy can be terminated. However, effective as of the date of the termination of the Agreement, the monthly premium due under each such Policy and Non-MP Policy shall automatically be increased (“Increased Premium”) such that the sum of (i) the aggregate Increased Premiums due under such Policies and Non-MP Policies through their termination dates and (ii) the Accumulated Surplus as of the Initial Termination Review equals *** of the aggregate monthly premiums that would be

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payable under such policies through their termination dates in the absence of an increase.

(d)	In the event of termination of the Agreement, the Employer shall pay an Additional Quarterly Premium attributable to the Arrangement Quarter in which the Agreement terminates but only for the portion of the Arrangement Quarter during which the Agreement was in effect. Such Additional Quarterly Premium generally shall be determined and due in the manner set forth in section 3(b) of the Agreement; provided however, that the Additional Quarterly Premium attributable to any partial Arrangement Month shall be calculated based on the proration formula set forth in section 4(e) below.

(e)	If the Agreement is terminated other than at the end of an Arrangement Month, unless the Quoted Premium is itself prorated under the terms of the Policy, the Maximum Monthly Employer Benefit Obligation and the MP Premium for the month in which termination occurs shall be prorated based upon the ratio of the number of calendar days in the Arrangement Month before termination to the total number of calendar days in the Arrangement Month.

(f)	If the Agreement is terminated retroactively and any Policy remains in effect after such retroactive termination date, amounts due and paid by the parties under the Agreement after the effective date of termination shall be credited against their respective obligations under the Policy after such date.

(g)	If the Agreement is terminated, the MP Premium and the Maximum Monthly Employer Benefit Obligation for the last Arrangement Month prior to the termination date shall be adjusted as authorized in Exhibit E of the MP Administrative Services Agreement to include the effect of any additions, terminations or changes in coverage not reflected at the time of termination in respect of Arrangement Months prior to termination.

(h)	In the event that either party reasonably believes that any state or other jurisdiction may impose a penalty on it for proceeding with its performance under the Agreement, such party will promptly advise the other party of such belief and the basis therefor. In such event, the parties agree to cooperate in good faith to resolve such matter to the satisfaction of both parties.

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After a good faith effort by the parties to eliminate the risk of a material penalty being imposed, if the matter is not resolved to the satisfaction of both parties, the party upon which such penalty may be imposed may immediately discontinue the Agreement’s application in such state or jurisdiction by providing notice to that effect to the other party. In that event, the Agreement will continue to apply in all other states or jurisdictions.
     5. Changes in Maximum Monthly Employer Benefit Obligation and Premium.
(a)	The Company may change the percentage of the *** used to calculate the Maximum Monthly Employer Benefit Obligation described in section 1(m) of the Agreement and/or the MP Premium described in section 3(a) of the Agreement effective on any January 1st after the Effective Date, provided that the Company provides *** calendar days notice of the change.

(b)	Upon the notice provided in section 5(c), the Company also may change one or more of the following rates as provided below:
(i)	the percentage of the *** used to calculate the Maximum Monthly Employer Benefit Obligation, as described in section 1(m) of the Agreement,

(ii)	the percentage of the *** used to calculate the MP Premium, as described in section 3(a) of the Agreement,

(iii)	the Quoted Premium rate under a Policy, or

(iv)	the monthly premium rate under a Non-MP Policy.
Each rate described in items (i) through (iv) above is referred to in this section as “Rate” (or collectively as “Rates”).

If the total number of Employees covered by all of the Policies and Non-MP Policies changes by *** or more compared to the total number of Employees covered by all of the Policies and Non-MP Policies on the later of (x) the Effective Date of the Agreement or (y) ***, then that Rate may be changed by the Company.

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(c)	The change in Rate described in subsection (b) shall be effective upon the first of the month following *** calendar days notice to the Employer in the case of a *** increase in the number of Employees covered. In the case of a *** decrease in such coverage, the change in Rate shall be effective on the date established by the Company in a notice to the Employer, but no earlier than the *** day of the next Arrangement Month following the date of the notice.
     6. Representations of the Parties
(a)	The Employer represents and warrants to Company as follows:
(i)	The Employer has full authority to execute and deliver the Agreement, the Security Deposit Agreement and the MP Administrative Services Agreement and to perform its obligations hereunder and thereunder.

(ii)	The Employer is subject to no restriction, agreement, law, judgment or decree which would prohibit or be violated by the execution and delivery hereof or the consummation of the transactions contemplated hereby. The Agreement has been duly executed and delivered by the Employer and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(iii)	No consent, approval or other action by, or notice to, or registration or filing with, any governmental or administrative agency or authority, or any other person (other than any registration or filing made in the ordinary course of business), is required or necessary in connection with the execution, delivery and performance of the Agreement by the Employer, or the consummation by the Employer of the transactions contemplated hereby.
(b)	The Company hereby represents and warrants to the Employer as follows:
(i)	The Company has full authority to execute and deliver the Agreement, the Security Deposit Agreement and the MP

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Administrative Services Agreement and to perform its obligations hereunder and thereunder.

(ii)	The Company is subject to no restriction, agreement, law, judgment or decree which would prohibit or be violated by the execution and delivery hereof or the consummation of the transactions contemplated hereby. The Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(iii)	No consent, approval or other action by, or notice to, or registration or filing with, any governmental or administrative agency or authority, or any other person (other than any registration or filing made in the ordinary course of business), is required or necessary in connection with the execution, delivery and performance of the Agreement by the Company, or the consummation by the Company of the transactions contemplated hereby.
     7. Guaranty of Administaff Inc.
To induce the Company to enter into the Agreement, the Policies, the Non-MP Policies and the MP Administrative Services Agreement, Administaff, Inc. guarantees that the Employer’s obligations under the Agreement, the Policies, the MP Administrative Services Agreement and the Security Deposit Agreement will be punctually paid and performed. Upon default by the Employer and notice from the Company, Administaff, Inc. will immediately make each payment or perform or cause the Employer to perform, each unpaid or unperformed obligation under the Agreement, the Policies, the Non-MP Policies, the MP Administrative Services Agreement or the Security Deposit Agreement.
     8. Notices
(a)	Any notice required to be given under the Agreement shall be given in writing by sending or delivering such notice to the receiving party (i) by prepaid registered or certified first class U.S. mail, return receipt requested, (ii) by overnight express courier with recipient’s signature required, (iii) by hand delivery with recipient’s signature required, (iv) by facsimile, provided that the other party has specifically requested that a specifically

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designated notice be made by facsimile, or (v) by any other method by which the date of receipt by the party entitled to such notice may be determined. Notice shall be effective when sent.

(b)	Notices to a party shall be sent or delivered:

To the Company at:

United Healthcare Small Business Group 5901 Lincoln Drive Edina, MN 55436 Fax: (952) 992-7155 Attention: President, Small Business Group

With a Copy to:

United Healthcare Legal Department 5901 Lincoln Drive Edina, MN 55436 Fax: (952) 992-5180 Attention: General Counsel

And:

United Healthcare Small Business Group 5901 Lincoln Drive Edina, MN 55436 Fax: (952) 992-7155 Attention: Vice President, Underwriting

And to the Employer at:

Administaff of Texas, Inc. 19001 Crescent Springs Drive Kingwood, Texas 77339-3802 Fax: (281) 312-3350 Attention: President

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With a Copy to:

Administaff of Texas, Inc. 19001 Crescent Springs Drive Kingwood, Texas 77339-3802 Fax: (281) 358-6492 Attention: General Counsel

(c)	Each party may change the person(s) designated to receive notice on behalf of such party, or the address or facsimile to which the notice shall be sent, upon written notice to the other party.
     9. Choice of Law
     The Agreement shall be governed by applicable federal law and, to the extent not governed by federal law, the laws of the State of Texas.
     10. Entire Agreement, Amendment and Waiver
(a)	Upon execution of the Agreement, all prior or contemporaneous letters of understanding, agreements, requests for proposal, proposals, representations, statements, negotiations and understanding, whether oral or written, are hereby terminated and superseded by the Agreement, the MP Administrative Services Agreement, the Security Deposit Agreement, the Policies and Non-MP Policies and all riders thereto.

(b)	Any amendments or modifications to the Agreement must be in writing, and must be signed by the duly authorized representatives of each party. Each party shall provide to the other a written certification of the names of those person(s) duly authorized to execute amendments or modifications on behalf of the party. Each party shall be entitled to rely on the other’s certification of authority unless and until it is modified.

(c)	No term or provision of the Agreement shall be deemed waived and no breach excused unless the party claimed to have waived the term or provision or to have excused the breach does so in a signed writing.

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(d)	In the event of any conflict between the terms and conditions of the Agreement, the MP Administrative Services Agreement, the Security Deposit Agreement or the Policies or Non-MP Policies, the following order of precedence shall be followed in resolving the conflict. The terms of the Security Deposit Agreement shall first control, then the Agreement, then the MP Administrative Services Agreement and lastly the Policies or Non-MP Policies, as applicable.

(e)	Termination of the Agreement shall not extinguish the rights or liabilities of either party arising prior to termination. The parties’ respective rights and obligations under sections 2(d)(ii)-(iii), 4(c) through (g), 7 and Exhibit A of the Agreement shall survive termination of the Agreement.

(f)	Absent extraordinary and unforeseen circumstances, neither party shall seek, with respect to the 2005, 2006 or 2007 Arrangement Years, an amendment or modification to ***; and provided, further, that the Company’s rights under section 5(a) of the Agreement shall be suspended with respect to changes for the 2006 and 2007 Arrangement Years (except with regard to a modification consistent with a change in actual premium tax expense).

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In witness whereof, the undersigned have executed the Agreement.

ADMINISTAFF OF TEXAS, INC.		UNITED HEALTHCARE
INSURANCE COMPANY

By	/s/ Richard G. Rawson	By	/s/ Simeon A. Schindelman
Authorized Signature		Authorized Signature

Name Richard G. Rawson		Name Simeon A. Schindelman

Title President		Title President, Small Business

Date 5/27/2005		Date 6/1/2005
ADMINISTAFF, INC.

By	/s/ Richard G. Rawson
Authorized Signature

Name Richard G. Rawson

Title President

Date 5/27/2005

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Exhibit A – Reviews and Establishment of Monthly Payable Rates
and Premiums
1.	The Policies. The Employer has entered into a Minimum Premium Arrangement covering certain of the Company’s insurance policies or HMOs. The Arrangement covers those Policies identified in section 1(s) of the Agreement. The Company has also issued Non-MP Policies (identified in section 1(p)) to the Employer which policies are not subject to the Minimum Premium Arrangement.

2.	Procedure for Establishing Premiums. A monthly *** rate for the Policies and the Non-MP Policies collectively (“Monthly Payable Rate”) is established for each Arrangement Quarter as provided in this Exhibit A, and as further provided in Appendix II to this Exhibit. Each Arrangement Quarter, the Company sets the monthly premium for Employees covered under each Policy and Non-MP Policy based on the *** of Employees among the Policies and the Non-MP Policies in order to produce a *** rate that *** the Monthly Payable Rate for the Arrangement Quarter. (The monthly premium for each Policy corresponds to the “Quoted Premium” referenced in the Agreement.) The Monthly Payable Rate shall be established as provided in section 4 of this Exhibit.

3.	Reviews of Experience under Policies and Non-MP Policies
a.	Within 90 calendar days following the end of each Arrangement Year, the Company shall review the Employer’s aggregate experience under the Policies and the Non-MP Policies for that Arrangement Year (“Annual Review”). As part of the Annual Review, the Company shall determine whether an aggregate Deficit or Surplus exists with respect to the Policies and the Non-MP Policies based on an analysis of the Incurred Claims, expenses and Policy Revenue for the Arrangement Year, which analysis shall be provided in a written report to the Employer within 90 calendar days of the close of such Arrangement Year. That report shall be in a form substantially similar to and contain the information described in Appendix I attached to this Exhibit A.

MP Financial Agreement	22

b.	Within 45 calendar days following the end of each Arrangement Quarter, the Company shall provide to the Employer a report that reflects the Company’s determination of whether an Accumulated Deficit or Accumulated Surplus exists as of the end of such Arrangement Quarter with respect to the Policies and the Non-MP Policies based on an analysis of the Incurred Claims, expenses and Policy Revenue for the Arrangement Quarter (and prior Arrangement Quarters). Such analysis shall be provided in a written report substantially similar to and contain the information described in Appendix I attached to this Exhibit A (“Quarterly Review”), and such report shall include a summary of adjudicated claims under the Policies and Non-MP Policies by incurral month.

c.	As part of the Quarterly Review, the Company shall provide to the Employer a written list of Policies and Non-MP Policies that were effective at any time during the Arrangement Quarter under review (“Current Policy List”).
4.	Prospective Adjustment of Monthly Payable Rate and Premiums
a.	The Company shall, in its sole discretion, establish in advance the Monthly Payable Rate for each Arrangement Quarter. In establishing the Monthly Payable Rate for an Arrangement Quarter prior to the second Arrangement Quarter of 2005, the Company shall take into account any Accumulated Deficit or Accumulated Surplus, but shall not be required *** Accumulated Deficit or Accumulated Surplus in the Monthly Payable Rate of a single Arrangement Quarter. Beginning with the second Arrangement Quarter of 2005, the Company shall not take into account any Accumulated Deficit or Surplus when establishing Monthly Payable Rates.

The Company shall notify the Employer of the applicable Monthly Payable Rate at least 90 calendar days in advance of the start of the Arrangement Quarter.

b.	The Company is authorized, in its ***, to revise the premium of any Policy or Non-MP Policy for each Arrangement Quarter so as to result in a *** rate for all

MP Financial Agreement	23

Policies and Non-MP Policies that *** the revised Monthly Payable Rate for that Arrangement Quarter.
5.	Termination Review
a.	Upon termination of the Agreement, the Company shall provide a two-step termination review, substantially in the form of the Annual Review (“Termination Review”). The two steps in the Termination Review shall be:
i.	Within 10 calendar days after the termination of the Agreement, the Company shall determine the Accumulated Deficit or Accumulated Surplus as of the date of the termination of the Agreement (“Initial Termination Review”).

ii.	Within 195 calendar days after the termination of the Agreement and all Policies and Non-MP Policies (except those issued to a Client as well as, or instead of, to the Employer), the Company shall determine the Accumulated Deficit or Accumulated Surplus as of the end of the last Arrangement Quarter (or Partial Arrangement Quarter) (“Final Termination Review”).
b.	In calculating the Accumulated Deficit or Accumulated Surplus for purposes of the Termination Review, “Non-MP Policies” shall include those policies or group contracts issued by the Company that were but are no longer covered by the Minimum Premium Arrangement.

c.	If the Final Termination Review demonstrates an Accumulated Surplus, the Company shall pay to the Employer an amount equal to the Accumulated Surplus within 10 calendar days after the completion of the Final Termination Review.

d.	If the Initial Termination Review and/or Final Termination Review demonstrates an Accumulated Deficit, the Company shall have such rights to the balance in the Security Deposit as described in the Security Deposit Agreement.

MP Financial Agreement	24

6.	Management of the Redetermined Accumulated Surplus/Deficit
Effective beginning with the Quarterly Review for the first Arrangement Quarter of 2005, the Company and the Employer agree to manage any Accumulated Surplus or Accumulated Deficit as follows:
a.	Redetermined Accumulated Surplus/Deficit. As part of the Quarterly Review relating to an Arrangement Quarter, the Company shall also redetermine the Accumulated Surplus or Accumulated Deficit for the Arrangement Quarter preceding the Arrangement Quarter that is the subject of the Quarterly Review (such quarter being the “Preceding Quarter”). The redetermined Accumulated Surplus (or redetermined Accumulated Deficit) for a Preceding Quarter (“Redetermined Accumulated Surplus” or “Redetermined Accumulated Deficit,” respectively) shall be calculated in the same manner that the Accumulated Surplus or Accumulated Deficit is calculated in accordance with section 3 of this Exhibit A, except that any amounts reserved for *** (as determined by the Company, in its sole discretion) shall not be included within the definition of “IBNR Reserve” and, therefore, will not be taken into consideration when calculating the Redetermined Accumulated Surplus/Deficit.

The basis for the Company’s calculation of the Redetermined Accumulated Surplus/Deficit for a Preceding Quarter shall be described in a written report provided to the Employer at the same time as the Quarterly Review for the Arrangement Quarter. The fourth Arrangement Quarter of 2004 shall be the first Arrangement Quarter to be redetermined under this section.

b.	If, as part of a Quarterly Review or Annual Review, the Company determines that the Redetermined Accumulated Surplus for the Preceding Quarter exceeds $11 million, then commencing 15 days after such determination, the Company shall waive the Employer’s then current obligation to fund the Claims Account, if any, in an amount equal to the Redetermined Accumulated Surplus amount less $11 million. Any Claims Account funding waived by the Company under this subparagraph 6.b. shall not be

MP Financial Agreement	25

recognized as Policy Revenue (e.g., as Health Benefits Paid from the Claims Account or otherwise) but the claims funded by such waiver shall be included as Incurred Claims.

The parties acknowledge that (i) the Company waived Additional Quarterly Premium due in 2005 with respect to the fourth Arrangement Quarter of 2004 in the amount of $1,954,028.35 and (ii) such amount shall not be recognized as Policy Revenue.

c.	If, as part of a Quarterly Review or Annual Review, the Company determines that the Redetermined Accumulated Surplus for a Preceding Quarter is less than $11 million or a Redetermined Accumulated Deficit exists, then the Employer shall, within *** days of the redetermination pay to the Company an amount equal to the difference between $11 million and either (A) the Redetermined Accumulated Surplus amount as of the redetermination date or (B) the Redetermined Accumulated Deficit amount (expressed as a negative value) as of the redetermination date, as applicable. Such payment shall be treated as additional Policy Revenue for purposes of this Exhibit A.

d.	The Company may draw upon some or all of the Redetermined Accumulated Surplus upon a failure by the Employer to pay (i) any amount then currently payable under the Agreement, the Policies or the Non-MP Policies, including but not limited to any amount described in section 4(b)(v) of the Agreement, or (ii) any amount due under any Policy or Non-MP Policy in effect following termination of the Agreement; provided, however, that any such draw upon the Redetermined Accumulated Surplus shall only be allowed under this Section up to an amount not greater than the Aggregate Payable Rate for the applicable Arrangement Quarter reduced by any amount related to such Aggregate Payable Rate otherwise paid by the Employer within five (5) business days of the final due date of such amount or any applicable incremental amount thereof. For purposes of this section 6.d., “Aggregate Payable Rate” means an amount equal to the product of (i) the applicable Monthly Payable Rate multiplied by three and (ii) the number of employees covered under the

MP Financial Agreement	26

Policies and Non-MP Policies in a given month determined as of the 15th day of the applicable month.

e.	The Company’s right to apply the Redetermined Accumulated Surplus described in subparagraph 6.d. shall be in addition to, and not in lieu of, any other remedy available at law or in equity to the Company, and any such draw by the Company shall not cure the Employer’s failure to pay amounts due, without the Company’s express written consent; provided, however, that any such amounts applied by the Company shall reduce any damages recoverable from the Employer under such other remedies to the extent such damages do not take into consideration the amounts previously applied by the Company. Any amount applied pursuant to subparagraph 6.d. shall not be recognized as Policy Revenue.
7.	Pooling Adjustment — Effect of Employer’s Election of Pooling Option on Calculation and Redetermination of Surplus or Deficit
If the Employer elects to pay a Pooling Charge with respect to an Arrangement Year pursuant to section 3.c of the Agreement, the calculation of the Accumulated Surplus or Accumulated Deficit and the calculation of the Redetermined Accumulated Surplus or Redetermined Accumulated Deficit for that Arrangement Year shall be modified such that claims incurred by an Employee or an Employee’s dependent in excess of $1,000,000 within the Arrangement Year and paid by December 31st of the subsequent Arrangement Year will be excluded from Incurred Claims, but will be recognized as Health Benefits Paid and as “claims paid” for purposes of section 2.a. of Appendix II of this Exhibit A for that Arrangement Year. The Pooling Charge paid by the Employer will not be recognized as Policy Revenue.
8.	Definitions

For the purpose of this Exhibit A and the Security Deposit Agreement, terms with initial capitals have the meanings set forth in the Agreement, except as set forth in this section as follows:
a.	“Accumulated Deficit” means, as of the last day of an Arrangement Period (i) the sum of the Deficits, if any, for

MP Financial Agreement	27

such Arrangement Period and all preceding Arrangement Periods, reduced by (ii) the sum of the Surpluses for all preceding Arrangement Periods, provided, however, that a Deficit or Surplus shall not be counted twice in the case of overlapping Arrangement Periods.

b.	“Accumulated Surplus” means, as of the last day of an Arrangement Period (i) the sum of the Surpluses, if any, for such Arrangement Period and all preceding Arrangement Periods, reduced by (ii) the sum of the Deficits for all preceding Arrangement Periods, provided, however, that a Deficit or Surplus shall not be counted twice in the case of overlapping Arrangement Periods.

b.-1	“Actual Tax Rate” means, with respect to an Arrangement Period, (i) the initial premium tax for that Arrangement Period based on MP Premiums, premiums under the Non-MP Policies, and Additional Quarterly Premiums paid with respect to the Arrangement Period divided by (ii) the Policy Revenue for the Arrangement Period.

To illustrate, the Actual Tax Rate will be calculated according to the following formula:

Actual Tax Rate = ***

c.	“Annual Review” has the meaning set forth in section 3(a) of this Exhibit A.

d.	“Arrangement Period” means, as the context indicates, an Arrangement Year, Arrangement Quarter, or Partial Arrangement Quarter.

e.	“Arrangement Year” means each calendar year during the period that both a Policy and the Agreement are in effect.

f.	“Claims Recognition Date” means the 180th day following the end of the last Arrangement Quarter (or Partial Arrangement Quarter).

g.	“Deficit” means, with respect to an Arrangement Period, the excess of *** for the Arrangement Period over (ii) the Policy Revenue for the Arrangement Period.

MP Financial Agreement	28

To illustrate, the Deficit will be calculated according to the following formula: Deficit = ***

h.	“Expense Percentage” means the percentage for the Policies and the Non-MP Policies set forth in Exhibit D to the Agreement. The Company shall adjust the Expense Percentage for any Arrangement Quarter for which the percentage of the Quoted Premium used to calculate the MP Premium has been changed pursuant to section 5 of the Agreement. The Company shall notify the Employer of an adjustment to the Expense Percentage at the same time that it provides the notice required under section 5 of the Agreement.

i.	“IBNR Reserve” means the amount actuarially determined by the Company, *** as a reserve for Incurred Health Benefits that are paid after the date of termination of the Policies and incurred health benefits that are paid after termination of the Non-MP Policies. For purposes of the Final Termination Review, the IBNR Reserve shall be (A) reduced by *** Overpayments (as defined in section 2(d) of the MP Administrative Services Agreement) recoveries under the Policies and Non-MP Policies *** to be received after the Claims Recognition Date and (B) calculated as of the Claims Recognition Date and shall not include Health Benefits or Non-MP Policy health benefits that are included in the calculation of Incurred Claims as Paid Health Benefits under the Policies and paid health benefits under the Non-MP Policies.

j.	“Incurred Claims” means, with respect to an Arrangement Period (or Partial Arrangement Quarter), the sum of (i) Paid Health Benefits under the Policies and paid health benefits under the Non-MP Policies and (ii) any actuarially appropriate adjustments made by the Company, *** to the IBNR Reserve for such Arrangement Period (including establishment of the IBNR Reserve in the first Arrangement Quarter). For purposes of the Final Termination Review, item (i) of the preceding sentence shall include Health Benefits Paid under the Policies and health benefits paid under the Non-MP Policies through

MP Financial Agreement	29

the Claims Recognition Date. Unless Overpayments recoveries have already been credited to Health Benefits, Incurred Claims shall be reduced by Overpayments (as defined in section 2(d) of the MP Administrative Services Agreement) recoveries under the Policies and Non-MP Policies received during the applicable Arrangement Period (and received prior to the Claims Recognition Date in the case of termination of the Agreement).

k.	“Partial Arrangement Quarter” means that period between the end of the last complete Arrangement Quarter under the Agreement and the termination of the last Policy or Non-MP Policy, whichever is later.

l.	“Policy Revenue” means, with respect to an Arrangement Period, the sum of (i) the MP Premiums paid with respect to such Arrangement Period for the Policies, (ii) the monthly premiums paid under the Non-MP Policies, (iii) except as otherwise provided in this Exhibit A, *** Maximum Monthly Employer Benefit Obligation amounts for the Arrangement Months in the Arrangement Period before the *** of the Agreement) for an Arrangement Quarter therein, (iv) the Additional Quarterly Premium paid by the Employer with respect to the Policies for the Arrangement Period, and (v) such other amounts that are described in this Exhibit A as included in Policy Revenue. Any withdrawals made by the Company from the Security Deposit during such Arrangement Period shall be credited as Policy Revenue.

Effective as of the date this Agreement is fully executed, Policy Revenue in an Arrangement Quarter shall include an accrued and compounded interest credit (“Interest Credit”) equal to the product of (A) the “Average Surplus” (as defined below), (B) an annual interest rate equal to the average of the rates for the three months in the Preceding Quarter at the yields at auction (on a bank-discount basis) for three month Treasury bills, plus 25 basis points, and (C) the number of days in the Arrangement Quarter divided by 365. The Interest Credit for an Arrangement Quarter shall be credited as the final step in the determination of the Accumulated Surplus or Deficit during the Quarterly Review for that Arrangement Quarter.

MP Financial Agreement	30

“Average Surplus” shall mean the average of (i) the Accumulated Surplus as of the close of the Arrangement Quarter under review (without giving effect to the Interest Credit for that Arrangement Quarter) and (ii) the Accumulated Surplus as of the close of the Preceding Quarter.

The Company may change the method of crediting interest described above by giving ninety days written notice of such change to the Employer. However, such change shall apply only as of the first day of the calendar year immediately following the 90-day notice period.

m.	“Quarterly Review” has the meaning set forth in section 3(b) of this Exhibit A.

n.	“Surplus” means, with respect to an Arrangement Period, the excess of *** with respect to the Policies and the Non-MP Policies for the Arrangement Period.

To illustrate, the Surplus will be calculated according to the following formula:

Surplus = ***

o.	“Termination Review” has the meaning set forth in section 5(a) of this Exhibit A.

MP Financial Agreement	31

Appendix 1: Administaff Annual Medical Accounting
24-Jun-02
1st Quarter 2002 Estimate

			HMO		PPO		Total
(A)	Quoted Premium		*	**	*	**	*	**

(B)	Monthly Premium		*	**	*	**

	Employee Lives Jan		*	**	*	**	*	**
	Feb		*	**	*	**	*	**
	Mar		*	**	*	**	*	**

(C)	1st Quarter Total		*	**	*	**	*	**

(D)	Quarterly Total of Monthly Premium	(BxC)	*	**	*	**	*	**

(E)	Maximum Monthly Employer Benefit Obligation/Employee				*	**

(F)	Maximum Quarterly Employer Benefit Obligation	(ExC)			*	**

(G)	Claims Presented Through Bank Account During Quarter				*	**

(H)	Additional Quarterly Premium	***			*	**

(I)	Total Quarterly Premiums	(D+H)	*	**	*	**	*	**
(Note that all four quarters will be presented to arrive at)

(I.1)	Total Annual Premiums

(J)	Total Quarterly Administaff Costs	(G+I)	*	**	*	**	*	**
(Note that all four quarters will be presented to arrive at)

(J.1)	Total Annual Administaff Costs

(K)	Total Quarterly Administaff Costs/Employee	(J/C)	*	**	*	**	*	**
(Note that all four quarters will be presented to arrive at)

(K.1)	Total Annual Administaff Costs/Employee

(L)	Claims Processed or Presented During Year		*	**	*	**	*	**

(M)	Prior Year IBNR		*	**	*	**	*	**

(N)	Current Year IBNR		*	**	*	**	*	**

(O)	Change in IBNR	(N-M)	*	**	*	**	*	**

(P)	Total Annual Incurred Claims	(L+O)	*	**	*	**	*	**

(Q)	Administration @ *** of Annual Administaff Costs	***	*	**	*	**	*	**

(R)	Premium Tax (Est. HMO=1.0%, PPO 1.75%)	(I.1x1.0% or 1.75%)	*	**	*	**	*	**

(S)	Total Annual Medical Program Costs	(P+Q+R)	*	**	*	**	*	**

(T)	Annual Surplus or Deficit	(S-J.1)	*	**	*	**	*	**
Note: Reference to Quarterly is for illustrative purposes only as are the amounts reflected. Annual Appendix will reflect 12 months/4 quarters activity.

- *** The Additional Quarterly Premiums collected for PPO enrollees are subject to premium tax.

- ***

Exhibit A
Appendix II
Methodology for Establishing Monthly Payable Rates
1.	Paragraph 2 of Exhibit A of the MP Financial Agreement provides that the Company will establish for each Arrangement Quarter the Monthly Payable Rate, a monthly *** rate for the Policies and the Non-MP Policies collectively (for purposes of this Appendix II, the “MPR”), which rate will then be used to establish the monthly premiums for the Policies and Non-MP Policies. Certain components of the Company’s methodology for determining the MPR for an Arrangement Quarter are reflected in a rate calculation worksheet that is provided by the Company to the Employer when the Company communicates the new MPR to the Employer pursuant to section 4.a of Exhibit A (“Rate Calculation Worksheet”),
2.	The methodology used by the Company for establishing the MPR shall include the following components:
a.	In estimating future PEPM claims, the Company shall utilize (i) the claims paid in the *** months preceding the month in which the MPR is established, and (ii) the covered Employee headcount for the *** month period beginning two months before the *** month period used in item (i) (such two-month earlier period hereinafter referred to as the “Base Period”). For example, assuming the MPR for the second Arrangement Quarter of 2004 is established by the Company in December 2003, the Company would use the paid claims experience from *** through ***, and the covered Employee headcount for the period *** through ***. For purposes of this subparagraph 2.a., “claims paid” shall include (A) the total amount of the Employer’s Claims Account funding obligation waived by the Company in the relevant period, and (B) claims Incurred by an Employee or an Employee’s dependent in excess of $1,000,000 within a ***-month calendar year period and paid within *** months to the extent excluded from Incurred Claims as a result of Employer’s election of the pooling option described in section 7 of Exhibit A.

MP Financial Agreement	32

b.	Any adjustment to the MPR due to changes in health cost risk factors shall be actuarially justifiable (i.e., using credible database and tools agreed upon by Employer and Company). The Company’s tabular data used to make the adjustments shall be documented and discussed in the Rate Calculation Worksheet, and the Company shall not change such tabular data more frequently than annually.

c.	The Company shall apply rate adjustments to reflect changes in the following health cost risk factors between the Base Period and the Arrangement Quarter for which the MPR is being developed. (Continuing the example from subparagraph (a), the base period is *** through *** and Arrangement Quarter for which the MPR is being developed is the second Arrangement Quarter of 2004.)
i.	Age

ii.	Gender distribution

iii.	Family size distribution

iv.	Geographic distribution

v.	Enrollment distribution by plan type (HMO, PPO, etc)

vi.	Plan design changes
d.	In estimating future PEPM claims, the Company shall apply cost change trend factors for medical claims and prescription drug claims separately. In addition, the trend period will be the period between the mid-point of the Base Period and the mid-point of the Arrangement Quarter for which the MPR is being developed.

e.	The Company shall establish trend factors based on a reasonable assessment of risk and cost changes in projecting future medical and prescription drug claims. The Company shall limit the change in trend factors used to project medical and prescription drug claims to an increase of *** above the trend factors used to establish

MP Financial Agreement	33

the Monthly Payable Rate for the prior Arrangement Quarter. This change in trend factor limitation will not be applicable if:
(i)	the Employer modifies its management practices such that, as of the Arrangement Month that the trend factor is established, there has been (a) more than a *** increase in the number of Clients (as defined in the MP Services Agreement) with less than *** enrollees over the immediately preceding Arrangement Quarter, or (b) more than a *** increase in the number of COBRA enrollees covered in the three months of the immediately preceding Arrangement Quarter , or

(ii)	as of the Arrangement Month that the trend factor is established, the age/gender factor has increased more than *** over the average factor for the three months of the immediately preceding Arrangement Quarter.
In the event the threshold in any of the conditions listed in (i) or (ii) above is exceeded, the trend factors used to project medical and prescription drug claims may be increased up to *** above the trend factors used in the immediately preceding Rate Calculation Worksheet.

f.	The Company shall reflect administration, profit/risk charge, and premium tax as separate items in the Rate Calculation Worksheet.
3.	The Company may change the rate setting methodology described in this Appendix II upon 180 days notice to the Employer.

4.	The Company shall report to the Employer in detail on the establishment of the MPR in the Rate Calculation Worksheet.

MP Financial Agreement	34

Exhibit B — Non-MP Policies
The insurance policies, HMO contracts and similar arrangements on the following list are considered “Non-MP Policies” for purposes of the Agreement. Such list shall be deemed modified by the Current Policy List provided by the Company as part of the Quarterly Review, unless the Employer objects within 30 calendar days of receipt.

UNET
Policy			Effective	Termination
Number	UNET Policy Number		Date	Date
	Select HMO –	Downstate New York
701648AA		ACTIVE	01/01/02	12-31-2004
701648AB		COBRA	01/01/02	12-31-2004
701648B		ACTIVE w/o Dental	01/01/04	12-31-2004
701648BQ		COBRA w/o Dental	01/01/04	12-31-2004

	Select HMO -	New Jersey
701648AC		ACTIVE	01/01/02	12-31-2004
701648AD		COBRA	01/01/02	12-31-2004
701648BR		ACTIVE w/o Dental	01/01/04	12-31-2004
701648BS		COBRA w/o Dental	01/01/04	12-31-2004

	Select HMO –	Texas
701648AG		ACTIVE	01/01/02	12/31/03
701648AH		COBRA	01/01/02

	Select HMO —	Upstate New York
701648BJ		ACTIVE	01/01/02	12-31-2004
701648BK		COBRA	01/01/02	12-31-2004
701648DS		ACTIVE w/o Dental	01/01/04	12-31-2004
701648DT		COBRA w/o Dental	01/01/04	12-31-2004

	Choice HMO –	Florida
701648AI		ACTIVE	01/01/02
701648AJ		COBRA	01/01/04
701648BZ		ACTIVE w/o Dental	01/01/04
701648C		COBRA w/o Dental	01/01/04

	Choice HMO –	Arizona
701648AP		ACTIVE	01/01/02
701648AT		COBRA	01/01/02

MP Financial Agreement	35

UNET
Policy			Effective	Termination
Number	UNET Policy Number		Date	Date
701648CS		ACTIVE w/o Dental	01/01/04
701648CT		COBRA w/o Dental	01/01/04

	Choice HMO –	Ohio
701648AX		ACTIVE	01/01/02
701648BA		COBRA	01/01/02
701648CU		ACTIVE w/o Dental	01/01/04
701648CV		COBRA w/o Dental	01/01/04

	Choice HMO –	Georgia
701648BB		ACTIVE	01/01/02
701648BC		COBRA	01/01/02
701648CY		ACTIVE w/o Dental	01/01/04
701648CZ		COBRA w/o Dental	01/01/04

	Choice HMO –	Kentucky
701648BD		ACTIVE	01/01/02
701648BE		COBRA	01/01/02
701648D		ACTIVE w/o Dental	01/01/04
701648DL		COBRA w/o Dental	01/01/04

	Choice HMO –	Texas
701648BF		ACTIVE	01/01/02
701648BG		COBRA	01/01/02
701648DN		ACTIVE w/o Dental	01/01/04
701648DP		COBRA w/o Dental	01/01/04

	Choice HMO –	Utah
701648BL		ACTIVE	01/01/02
701648BN		COBRA	01/01/02
701648DU		ACTIVE w/o Dental	01/01/04
701648DV		COBRA w/o Dental	01/01/04

	Choice HMO –	Missouri
701648BP		ACTIVE	01/01/02
701648BX		COBRA	01/01/02
701648DX		ACTIVE w/o Dental	01/01/04
701648DY		COBRA w/o Dental	01/01/04

	Choice HMO –	Arkansas

MP Financial Agreement	36

UNET
Policy			Effective	Termination
Number	UNET Policy Number		Date	Date
701648CA		ACTIVE	01/01/02
701648CB		COBRA	01/01/02

	Choice HMO –	Arkansas
701648DZ		ACTIVE w/o Dental	01/01/04
701648E		COBRA w/o Dental	01/01/04

	Choice HMO –	Mississippi
701648CC		ACTIVE	01/01/02
701648CD		COBRA	01/01/02
701648EA		ACTIVE w/o Dental	01/01/04
701648EB		COBRA w/o Dental	01/01/04

	Choice HMO—	District of Columbia
701648CG		ACTIVE	01/01/02
701648CH		COBRA	01/01/02
701648EE		ACTIVE w/o Dental	01/01/04
701648EF		COBRA w/o Dental	01/01/04

	Choice HMO –	Virginia
701648CI		ACTIVE	01/01/02
701648CJ		COBRA	01/01/02
701648EG		ACTIVE w/o Dental	01/01/04
701648EH		COBRA w/o Dental	01/01/04

	Choice HMO –	Tennessee
701648CE		ACTIVE	01/01/02
701648CF		COBRA	01/01/02
701648EC		ACTIVE w/o Dental	01/01/04
701648ED		COBRA w/o Dental	01/01/04

	Choice HMO –	Louisiana
701648BH		ACTIVE	01/01/02
701648BI		COBRA	01/01/02
701648DQ		ACTIVE w/o Dental	01/01/04
701648DR		COBRA w/o Dental	01/01/04

	Choice HMO –	Colorado
701648AK		ACTIVE	01/01/02
701648AN		COBRA	01/01/02
701648CQ		ACTIVE w/o Dental	01/01/04

MP Financial Agreement	37

UNET
Policy			Effective	Termination
Number	UNET Policy Number		Date	Date
701648CR		COBRA w/o Dental	01/01/04

	Choice HMO –	Alabama
701648CN		ACTIVE	01/01/02
701648CP		COBRA	01/01/02
701648EK		ACTIVE w/o Dental	01/01/04
701648EL		COBRA w/o Dental	01/01/04

	Select EPO –	Wisconsin
701648DI		ACTIVE & COBRA	01/01/02	12-31-2004
701648DI		ACTIVE & COBRA w/o Dental	01/01/04	12-31-2004

	Choice HMO –	Fairfax VA
701648CK		ACTIVE	01/01/02
701648CL		COBRA	01/01/02
701648EI		ACTIVE w/o Dental	01/01/04
701648EJ		COBRA w/o Dental	01/01/04

	Select EPO –	South Carolina
701648DH		ACTIVE & COBRA	01/01/02	12-31-2004
701648DH		ACTIVE & COBRA w/o Dental	01/01/04	12-31-2004

	Choice HMO –	Iowa
701648AS		ACTIVE	02/01/03
701648AU		COBRA	02/01/03
701648EQ		ACTIVE w/o Dental	01/01/04
701648ER		COBRA w/o Dental	01/01/04

	Choice HMO –	Rhode Island
701648AV		ACTIVE	05/01/03
701648AY		COBRA	05/01/03
701648ES		ACTIVE w/o Dental	01/01/04
701648ET		COBRA w/o Dental	01/01/04

	Choice EPO –	Indiana
701648AZ		ACTIVE & COBRA	08/01/03	12-31-2004

MP Financial Agreement	38

UNET
Policy			Effective	Termination
Number	UNET Policy Number		Date	Date
701648AZ		ACTIVE & COBRA w/o Dental	01/01/04	12-31-2004

	Choice HMO –	Georgia Consumer
701648EV		ACTIVE	07/01/04
701648EY		COBRA	07/01/04
701648EZ		ACTIVE w/o Dental	07/01/04
701648F		COBRA w/o Dental	07/01/04

	Choice HMO –	Illinois
701648FE		ACTIVE	01/01/05
701648FB		COBRA	01/01/05
701648FC		ACTIVE w/o Dental	01/01/05
701648FD		COBRA w/o Dental	01/01/05

	Choice HMO -	Ohio (NK)
701648FE		ACTIVE	01/01/05
701648FF		COBRA	01/01/05
701648FG		ACTIVE w/o Dental	01/01/05
701648FH		COBRA w/o Dental	01/01/05

	Choice HMO -	Indiana (IK)
701648FI		ACTIVE	01/01/05
701648FJ		COBRA	01/01/05
701648FK		ACTIVE w/o Dental	01/01/05
701648FX		COBRA w/o Dental	01/01/05

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
247936	***	1/1/2002
247974	***	1/1/2002	5/28/2003
247977	***	1/1/2002	3/1/2002
247989	***	1/1/2002	5/27/2003
247996	***	1/1/2002	9/1/2002
248003	***	1/1/2002	3/1/2003
248006	***	1/1/2002	1/22/2002
248026	***	1/1/2002
248030	***	1/1/2002
248035	***	1/1/2002	1/1/2002

MP Financial Agreement	39

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
248041	***	1/1/2002	2/1/2004
248056	***	1/1/2002	1/11/2002
248063	***	1/1/2002	1/1/2004
248110	***	1/1/2002
248128	***	1/1/2002
248131	***	1/1/2002	10/1/2003
248133	***	1/1/2002
248135	***	1/1/2002	2/22/2002
248144	***	1/1/2002	8/15/2003
248151	***	1/1/2002	8/1/2002
248163	***	1/1/2002	1/1/2002
248165	***	1/1/2002	7/1/2002
248180	***	1/1/2002	6/1/2002
248197	***	1/1/2002	11/1/2002
248208	***	1/1/2002	6/16/2002
248241	***	1/1/2002	1/1/2005
248263	***	1/1/2002	11/22/2002
248271	***	1/1/2002
248291	***	1/1/2002	3/4/2003
248306	***	1/1/2002	5/1/2003
248314	***	1/1/2002	9/4/2002
248324	***	1/1/2002
248325	***	1/1/2002	5/31/2002
248339	***	1/1/2002	9/8/2003
248346	***	1/1/2002
248352	***	1/1/2002	3/30/2002
248370	***	1/1/2002	6/1/2002
248371	***	1/1/2002	4/28/2002
248372	***	1/1/2002
248373	***	1/1/2002	2/25/2002
248374	***	1/1/2002
248375	***	1/1/2002
248376	***	1/1/2002	11/1/2002
248379	***	1/1/2002	5/31/2002
248382	***	1/1/2002
248384	***	1/1/2002	1/1/2005
248388	***	1/1/2002
248390	***	1/1/2002	6/26/2002
248396	***	1/1/2002	4/15/2003
248399	***	1/1/2002	1/1/2005
248404	***	1/1/2002	7/1/2002
248405	***	1/1/2002

MP Financial Agreement	40

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
248407	***	1/1/2002	12/2/2002
248408	***	1/1/2002
248409	***	1/1/2002
248410	***	1/1/2002	7/1/2002
248411	***	1/1/2002
248412	***	1/1/2002	3/1/2002
248413	***	1/1/2002	6/1/2003
248414	***	1/1/2002
248415	***	1/1/2002
248416	***	1/1/2002	1/1/2005
248417	***	1/1/2002	6/12/2003
248418	***	1/1/2002
248421	***	1/1/2002	6/1/2002
248429	***	1/1/2002
248433	***	1/1/2002	1/1/2002
248442	***	1/1/2002
248457	***	1/1/2002	1/1/2003
248463	***	1/1/2002	10/26/2002
248466	***	1/1/2002
248473	***	1/1/2002
248474	***	1/1/2002	6/15/2002
248478	***	1/1/2002	8/8/2002
248480	***	1/1/2002
248486	***	1/1/2002
248494	***	1/1/2002	4/1/2003
248495	***	1/1/2002	7/1/2002
248497	***	1/1/2002
248501	***	1/1/2002
248516	***	1/1/2002	1/1/2003
248519	***	1/1/2002
248521	***	1/1/2002	1/1/2003
248524	***	1/1/2002	10/16/2002
248528	***	1/1/2002
248532	***	1/1/2002	2/1/2003
250136	***	1/1/2002	7/1/2002
250197	***	1/7/2002	7/1/2003
250201	***	1/1/2002
250656	***	1/1/2002	6/1/2003
250657	***	1/1/2002	1/1/2003
250658	***	2/1/2002
250659	***	2/1/2002	2/1/2004
250660	***	1/1/2002	2/16/2005

MP Financial Agreement	41

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
250669	***	2/15/2002	12/9/2002
252657	***	3/1/2002
252926	***	3/1/2002	6/1/2002
253683	***	3/4/2002	3/18/2002
253774	***	3/1/2002	2/19/2003
253775	***	3/1/2002
253778	***	2/27/2002	8/28/2002
254553	***	4/1/2002	5/21/2002
254678	***	4/1/2002	5/31/2002
254741	***	4/1/2002
255675	***	4/1/2002	10/9/2002
255701	***	4/1/2002
255709	***	4/1/2002	4/1/2002
256410	***	2/4/2002	2/4/2002
256498	***	2/4/2002	8/12/2002
256505	***	4/1/2002	1/2/2004
257668	***	4/15/2002	5/2/2003
261873	***	6/1/2002	10/1/2004
262606	***	7/1/2002	1/1/2003
262614	***	6/1/2002
262616	***	6/1/2002	7/1/2004
262666	***	6/1/2002	3/6/2003
263961	***	6/7/2002	8/1/2002
264562	***	7/1/2002	10/22/2004
264565	***	7/1/2002
266459	***	7/28/2002	5/2/2004
266473	***	7/28/2002
267825	***	9/1/2002	3/3/2004
268747	***	9/1/2002	1/15/2004
271606	***	10/1/2002	1/1/2003
272924	***	11/1/2002	5/1/2003
273651	***	10/16/2002
274488	***	11/20/2002	1/1/2003
277124	***	1/1/2003	1/1/2005
278257	***	12/1/2002	11/29/2004
279171	***	1/1/2003	7/1/2003
279197	***	1/6/2003	2/12/2004
279225	***	12/15/2002	4/15/2003
281742	***	1/1/2003
282005	***	1/1/2003	12/1/2003
282007	***	1/1/2003
282062	***	1/6/2003	3/1/2004

MP Financial Agreement	42

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
286373	***	2/1/2003
288802	***	3/1/2003	3/2/2004
303058	***	7/1/2003
303075	***	5/1/2003
303083	***	5/1/2003
310924	***	5/22/2003
311776	***	8/11/2003
314764	***	7/1/2003	10/1/2004
314770	***	7/1/2003
315038	***	7/1/2003	4/1/2004
326974	***	9/1/2003	8/16/2004
334639	***	9/14/2003
338429	***	10/1/2003
345349	***	9/1/2003
348740	***	10/1/2003	3/1/2004
348746	***	10/1/2003	3/1/2004
353316	***	11/1/2003	11/1/2004
369064	***	1/1/2004
378384	***	1/1/2004	1/1/2004
391528	***	3/1/2004
395396	***	3/1/2004	10/1/2004
399283	***	2/16/2004	6/12/2004
400182	***	2/16/2004
420189	***	5/3/2004
421616	***	6/1/2004
389529	***	1/1/2004
400899	***	2/19/2004
426244	***	2/1/2004
428344	***	7/1/2004
429009	***	5/12/2004	5/12/2004
429057	***	5/12/2004	5/12/2004
430384	***	7/1/2004
433257	***	6/13/2004	10/15/2004
433886	***	6/21/2004	10/1/2004
4436305	***	7/15/2004	11/1/2004
445040	***	9/5/2004
456752	***	10/1/2004
461332	***	11/1/2004
462865	***	11/2/2004
464334	***	1/1/2005
467310	***	1/1/2005
468171	***	1/1/20005	3/1/2005

MP Financial Agreement	43

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
469055	***	12/20/2004
469086	***	1/1/2005	1/1/2005
469115	***	1/1/2005
469117	***	1/1/2005
472227	***	1/1/2005
473377	***	1/3/2005
473385	***	1/28/2005
474789	***	1/29/2005
475654	***	1/30/2005
475961	***	1/31/2005
476007	***	2/1/2005
476271	***	2/2/2005
250579	***	1/16/2002	5/1/2002
250671	***	1/22/2002	3/4/2002
251016	***	1/13/2002	3/1/2005
256129	***	3/1/2002	7/1/2002
256904	***	1/1/2002	6/1/2002
256960	***	3/20/2002	6/1/2002
257422	***	3/26/2002	6/1/2002
257424	***	4/9/2002	4/9/2002
259230	***	4/2/2002	11/1/2002
259740	***	4/14/2002	7/9/2002
260298	***	4/2/2002	8/2/2002
260303	***	4/16/2002	7/16/2002
263976	***	4/3/2002	6/26/2002
265506	***	6/20/2002	3/24/2003
265510	***	6/1/2002	11/1/2002
265515	***	6/1/2002	9/21/2002
265560	***	6/1/2002	10/12/2002
268687	***	7/1/2002	7/1/2002
268689	***	8/8/2002	11/1/2002
268694	***	7/24/2002	11/24/2002
269888	***	8/1/2002	8/1/2002
269896	***	8/1/2002	8/1/2002
269898	***	8/1/2002	8/1/2002
269899	***	7/18/2002	11/17/2002
274864	***	10/15/2002	4/15/2003
274873	***	10/16/2002	1/13/2003
274875	***	10/16/2002	12/1/2002
274880	***	10/16/2002	11/16/2002
274914	***	10/16/2002	11/16/2002

MP Financial Agreement	44

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
275044	***	9/12/2002	11/30/2002
280221	***	12/1/2002	3/1/2003
280224	***	11/1/2002	2/1/2003
280225	***	1/1/2003	7/1/2003
280327	***	12/4/2002	6/4/2004
281701	***	1/1/2003	10/3/2003
282549	***	12/10/2002	2/10/2004
283649	***	11/20/2002	2/20/2004
286556	***	12/27/2002	9/1/2003
288804	***	1/21/2003	6/4/2004
293814	***	2/1/2003	5/27/2003
293891	***	2/27/2003	12/1/2003
310933	***	5/1/2003	11/1/2003
315060	***	6/12/2003	7/1/2003
315099	***	6/12/2003	10/1/2003
315132	***	6/2/2003	10/1/2003
343286	***	8/21/2003	12/17/2003
355898	***	9/15/2003
360528	***	9/1/2003	2/1/2004
373490	***	11/11/2003
375159	***	12/3/2003	3/1/2005
386745	***	2/1/2004
388711	***	11/26/2003	1/1/2004
390767	***	2/1/2004	3/1/2005
390903	***	2/6/2004	3/1/2005
390937	***	1/7/2004	3/1/2005
397824	***	3/3/2004
397852	***	3/3/2004
397859	***	3/3/2004	12/4/2004
397876	***	3/3/2004
397881	***	3/3/2004	5/4/2004
398067	***	3/3/2004
398089	***	3/15/2004
398122	***	3/3/2004
398159	***	3/3/2004	9/1/2004
406144	***	2/19/2004	6/6/2004
421429	***	4/16/2004	7/1/2004
421796	***	5/6/2004	3/1/2005
401392	***	3/1/2004	4/1/2004
428137	***	5/11/2004	6/1/2004
442733	***	7/13/2004	10/4/2004
452935	***	8/13/2004	3/1/2005

MP Financial Agreement	45

PRIME		Effective	Termination
Policy #	Policyholder	Date	Date
454038	***	9/8/2004	3/1/2005
459689	***	10/2/2004	3/1/2005
462574	***	11/19/2004	3/1/2005
463573	***	11/24/2004	1/3/2005
464871	***	12/1/2004	3/1/2005
465323	***	9/2//2004

MP Financial Agreement	46

December 11, 2001
UnitedHealth Group
Kevin Kerlejza, Director Treasury Operations
450 Columbus Boulevard
Hartford, CT 06115-0450
RE: Benefits Account Establishment
Dear Kevin Kerlejza:
UnitedHealthcare and Administaff of Texas, Inc. have entered into an Insured Minimum Premium Arrangement whereby various affiliates of UnitedHealthcare will administer benefits pursuant to the provisions of Administaff of Texas, Inc. benefits plan. In connection with that arrangement, UnitedHealthcare’s standard procedure is to have the customer establish a bank account from which UnitedHealthcare affiliates draw to pay claims. We have requested that, as to the Administaff of Texas, Inc.’s Benefit plan, UnitedHealthcare affiliates instead make claims payments from a UnitedHealthcare account at J.P. Morgan Chase Bank (Bank) into which Administaff of Texas, Inc. will deposit funds. This is to advise you that UnitedHealthcare and its affiliates are indemnified and held harmless by Administaff of Texas, Inc. for any and all federal, state, local or other governmental demand, charge or tax (by whatever named called) assessed against or imposed upon them arising out of UnitedHealthcare’s establishing a bank account as requested by Administaff of Texas, Inc. and or making such payments as aforesaid. This account will be known as: UnitedHealthcare Administered Plan for Administaff of Texas, Inc. – Medical/Dental Benefits Account.
The benefits account will be used to pay benefits covered under the Administaff of Texas, Inc.’s health plan. Drafts in payment of these benefits will be drawn by UnitedHealthcare. The benefits account will maintain a standing balance determined by UnitedHealthcare to cover the one day assignment lag due to next day presentments.
We will be funding the benefits account at J.P. Morgan Chase Daily via a Wire Transfer initiated by UnitedHealthcare.

UnitedHealth Group

Funding for the account will be from the bank account shown below:

Bank Name:	JPMorgan Chase

Bank Address:	717 Travis Street, Houston, Texas 77002

Bank ABA Routing #:	113000609

Bank Account Name	Administaff Companies, Inc.

Bank Account Number:	***

Bank Contact:	Valerie Luecke
Bank Statements should be mailed to:

Holly Jackson
19001 Crescent Springs Drive
Kingwood, Texas 77339
Notification of Amount of Request should be Faxes to:

Ellen Reason or Linda Trammel Fax: 281-348-3747
Phone: 281-348-3986
Monthly Banking Reports should be mailed to:

Holly Jackson
19001 Crescent Springs Drive
Kingwood, Texas 77339
Sincerely,
Douglas S. Sharp
VP Finance/Controller

CC:	UnitedHealthcare JPMorgan Chase

Exhibit D – Policies, Rates and Factors
I.	The definition of “Policy” for purposes of Section 1(s) of the Agreement shall be as follows:
•	Effective January 1, 2005:
o	Policy No. 701648 (Medical FL, FN, FQ, FR, FS, FT, FU, FV, FY, FZ, G, GA, GB, GC) (“Policy”)
II.	The “Maximum Monthly Employer Benefit Obligation” shall be the following:
•	Effective January 1, 2005:
o	*** of the Quoted Premium for each Policy
III.	The “MP Premium” shall be the following:
•	Effective January 1, 2005:
o	*** of the Quoted Premium for each Policy
IV.	The “Expense Percentage” shall be the following:
•	Effective January 1, 2005:
o	*** for the Policies and Non-MP Policies
V.    If the Pooling Option is elected by the Employer, the Pooling Charge shall be based on Employees covered under a Policy or Non-MP Policy (“Covered Employees”) and shall be as follows:
•	with respect to the 2005 Arrangement Year,
o	*** per Covered Employee per Arrangement Month.
For example, assuming that the number of covered Employees for each month of 2005 remains constant at 46,871, the annual Pool Charge for the 2005 Arrangement

MP Financial Agreement	47

Year would be the product of (i) 46,871 multiplied by *** and (ii) 12 months, which would equal approximately ***.

•	with respect to the 2006 Arrangement Year,
o	an amount determined by the Company, but in no event greater than *** per Covered Employee per Arrangement Month.
•	with respect to the 2007 Arrangement Year,
o	an amount determined by the Company, but in no event greater than *** per Covered Employee per Arrangement Month.

MP Financial Agreement	48